UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 3, 2004


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


         California                      0-11868               95-3533362
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(State or other jurisdiction           (Commission          (I.R.S. Employer
     of incorporation)                 File Number)        Identification No.)


       6175 Nancy Ridge Drive, San Diego, California               92121
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       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (858) 535-0202
                                                             --------------


                                       n/a
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          (Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

The trading policies of CardioDynamics International Corporation permit the adoption of pre-arranged plans for trading CardioDynamics shares in accordance with Securities and Exchange Commission Rule 10b5-1.

A 10b5-1 Trading Plan is a pre-arranged plan for trading company stock in accordance with Securities and Exchange Commission Rule 10b5-1. Under such plans, the executive officer or director does not retain any discretion over the execution of such transactions, which a broker executes in a predetermined manner, typically over a period of time. Such a plan is used to achieve portfolio diversification and liquidity objectives while avoiding concerns about initiating stock transactions when aware of nonpublic information. Pre-arranged trading plans can also benefit shareholders by reducing or eliminating the market disruption that could otherwise occur if executive officers and directors were to conduct all of their transactions in relatively brief periods.

The following individuals entered into 10B5-1 Trading Plans on May 3,2004:

Michael K. Perry, Chief Executive Officer; Rhonda F. Rhyne, President;
Stephen P. Loomis, Chief Financial Officer; Dennis G. Hepp, Chief Technology Officer; James C. Gilstrap, Chairman of the Board; and Richard E. Trayler, Vice President, International Operations.

Neither the Company nor the executives were aware of any material nonpublic information at the time these plans were established. The plans were designed to generally mirror the executive's historical open window trading patterns. Trades under each of the plans may not occur until after June 25, 2004 and no trades may be made under the plans during CardioDynamics' quarterly restricted periods for insider transactions.

The total number of shares proposed to be sold under Rule 10b5-1 plans by these six individuals is less than 300,000 shares, representing approximately 7% of their anticipated aggregate beneficial holdings at the time of sale and less than one percent of the outstanding shares. The transactions are planned to occur between June and the end of 2004.

The Company anticipates that, as permitted by Rule 10b5-1 and its trading policies, other executive officers and directors may establish such plans in the future.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CARDIODYNAMICS
                                               INTERNATIONAL CORPORATION

Date:  May 3, 2004                             By: /s/ Stephen P. Loomis
                                                  --------------------------
                                               Stephen P. Loomis
                                               Chief Financial Officer